The Company, basis of presentation and significant accounting policies - Recent pronouncements (Details)	12 Months Ended
	Dec. 31, 2018 EUR (€)	Dec. 31, 2017 EUR (€)
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Amount decrease of revenue without any effect on net income	€ 468,214,000
IFRS 15, Revenue From Contracts With Customers
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Amount decrease of revenue without any effect on net income	468,214,000	€ 486,140,000
IFRS 16, Leases
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Amount of increase in assets	4,200,000,000
Acquisition purchase price threshold	€ 50,000,000
Expected increase in leverage ratio	0.8
Reduction Of Lease Liabilities	€ 4,500,000,000
Increase In Machinery And Equipment	€ 130,000,000